SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	November 12, 2004
HNI Corporation (Exact name of registrant as specified in its charter)

IOWA (State or other jurisdiction of incorporation)	0-2648 (Commission File Number)	42-0617510 (IRS Employer Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, IA (Address of principal executive offices)		52761-0071 (Zip Code)

Registrant's telephone number, including area code: 563/264-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election or Appointment of Directors or Principal Officers.

On November 12, 2004, HNI Corporation issued a press release announcing Jack D. Michaels has retired as Chairman of the Corporation and Stan A. Askren has assumed the role of Chairman of the Board.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.   Other Events.

On November 12, 2004, HNI Corporation issued a press release announcing the Board of Directors has authorized an additional $150 million for the Company's share repurchase program, the text of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

Exhibit

Number           Exhibit

99.1                                  Text of press release dated November 12, 2004.

99.2                 Text of press release dated November 12, 2004.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HNI Corporation
Date: November 15, 2004	By: /s/ Jerald K. Dittmer Jerald K. Dittmer Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number           Exhibit

99.1                                  Text of press release dated November 12, 2004.

99.2                 Text of press release dated November 12, 2004.